Stratean Changes Company Name to CleanSpark to Reflect Focus on Microgrid Market

Stock to Trade Under New Ticker Symbol “CLSK” Beginning November 14, 2016

SALT LAKE CITY, November 14, 2016 /PRNewswire/ -- Stratean (OTC: SRTN), a microgrid company which is combining a patented "stratified" downdraft gasifier with advanced engineering and software and controls for innovative distributed energy resource management systems, today announced it is changing its corporate name to CleanSpark, Inc. The name change reflects the company’s commitment to the rapidly growing renewable energy sector and specifically, the emerging microgrid market. The new name is effective immediately.

The Company also announced the change of its OTC trading symbol from “SRTN” to “CLSK.” The new symbol will become effective at the start of trading on Monday, November 14, 2016.

Matthew Schultz, Chief Executive Officer of CleanSpark, Inc., commented, "These important changes reflect the progression and expansion of our strategy to expand our focus from a single technology to the emerging, high-growth microgrid market. Combining energy management software with our innovative gasification technology is changing the way customers think about procuring microgrid energy systems. By branding under the CleanSpark name, we will be able to harness CleanSpark’s strong name recognition with the uniqueness of our combined, game-changing technologies, putting us in a much stronger go-to-market position.”

Beginning November 14, 2016 all information, including stock trading, SEC filings, and market related information will be reported under the new stock trading symbol “CLSK.” The CUSIP for company’s common stock will change to 18452B100. Outstanding stock certificates are not affected by the symbol change and do not need to be exchanged.

About CleanSpark, Inc.

CleanSpark combines a revolutionary and patented 'stratified' downdraft gasifier with advanced energy software and control technology that enables a plug-and-play enterprise solution to modern energy challenges. CleanSpark’s gasifier was developed with partners such as Petersen, Inc., ICON Renewables, Combustion Resources and others to create a logical solution for profitably handling MSW, Coal, Plastics, Municipal Sewage and many other feedstocks. All with ZERO airborne emissions. We've aligned ourselves with research universities such as Utah State University, The University of Utah, and BYU to certify and maximize the efficiencies and production of our technology. By integrating new and existing energy generation and storage assets with advanced load management capacities, CleanSpark's software allows energy generated locally to be shared with other interconnected microgrids. This unique capability enables microgrids to be scaled and widely adopted for commercial, industrial, military, municipal, and remote community deployment.

For more information on CleanSpark, please visit http://www.cleanspark.com.

Information about Forward-Looking Statements

Statements in this press release relating to plans, strategies, testing and operational performance, projections of results of specific activities and other statements that are not descriptions of historical facts may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. This release contains "forward-looking statements" that include information relating to future events and future financial and operating performance. The words "may," "would," "will," "expect," "estimate," "can," "believe," "potential" and similar expressions and variations thereof are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause these differences include, but are not limited to: fluctuations in demand for the Company's products, the introduction of new products, the Company's ability to maintain customer and strategic business relationships, the impact of competitive products and pricing, growth in targeted markets, the adequacy of the Company's liquidity and financial strength to support its growth, and other information that may be detailed from time-to-time in the Company's filings with the United States Securities and Exchange Commission (the "SEC").  For a more detailed description of the risk factors and uncertainties affecting the Company, please refer to the Company's recent SEC filings, which are available at http://www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Website: http://www.stratean.com

Contact: Investor Relations:

Brett Maas, Managing Partner, Hayden IR,

(646) 536-7331, brett@haydenir.com

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